Exhibit 10.50

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

PILOT TRAVEL CENTERS LLC BIODIESEL PURCHASE AGREEMENT “AGREEMENT”
Buyer:	Pilot Travel Centers LLC 5508 Lonas Road Knoxville, TN 37909	Buyer Contact:	Mr. David Dobbins
Seller:	REG Marketing & Logistics Group, LLC 416 South Bell Avenue Ames, IA 50010	Seller Contact:	Gary Haer

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Date:
Product:	Biodiesel B100 or B99.9 (ASTM D6751 Biodiesel) (“Product” or “Biodiesel”)
Quantity:	Over the term of the Agreement, approximately *** gallons (the “Contract Quantity”) +/- the Purchasing Variance (as defined below).
Price:

Previous day, nearby month, *** price plus $*** per gallon FOB Buyer’s *** and *** locations for B100 or B99.9. *

*Should the *** be *** for *** and moved to the ***, Seller will reduce the per gallon price of the B100 or the B99.9 by the per gallon amount of the *** received by Seller. Should the *** be *** for *** as a ***, Seller will reduce the per gallon price of the B99.9 by the amount of the *** on such gallons.

Regardless of whether the *** is moved to the *** or remains as a ***, if the *** is enacted after *** with a ***, Buyer and Seller agree to *** the *** of the *** from the *** of the ***, but agree *** receives *** of the *** as of *** of *** and forward.

Terms:	Net *** days receipt of invoice via ACH and per the “Biodiesel Purchase Terms” (“Terms”) of this Agreement
Term of Agreement:	January 1, 2012 through December 31, 2012.
F.O.B.	FOB Various locations as required by Buyer and as further delineated in the Terms.
Mode of Transportation: Invoice To:	Tanker truck Pilot Travel Centers LLC 5508 Lonas Road Knoxville, TN 37909 Attn: Fuel Payables

SEE THE ATTACHMENT FOR

ADDITIONAL “TERMS” WHICH ARE REFERRED TO AND

INCORPORATED HEREIN BY REFERENCE

Seller: REG Marketing & Logistics Group, LLC		Buyer: PILOT TRAVEL CENTERS LLC

By:	/s/ Gary Haer	By:	/s/ David A. Dobbins

Name:	Gray Haer	Name:	David A. Dobbins

Date:	December 13, 2011	Date:	December 13, 2011

*** Confidential material redacted and filed separately with the Commission.

BIODIESEL PURCHASE TERMS

These terms and conditions (“Terms”) apply to any agreement to which they are attached, or in which they are incorporated by reference. The agreement which incorporates the Terms and these Terms are collectively referred to as the “Agreement”, and the terms “Biodiesel” and/or “Product” refer to those monalkyl esters of long chain fatty acids purchased by Pilot Travel Centers LLC (“Buyer”) under the Agreement from REG Marketing & Logistics Group, LLC (“Seller”).

1. Taxes: In addition to the per gallon purchase price stated below, Buyer will be liable for, and will pay and/or reimburse Seller for the payment of, any and all taxes, fees, duties, assessments and other charges (“Tax”), whether now existing or hereafter arising, which are imposed, levied or assessed by any federal, state, tribal or local governmental or regulatory authority with respect to the products sold and delivered to Buyer, the taxable incident of which arises out of or relates to the sale, delivery, receipt, transfer of title, inspection, removal from storage, measurement, receipt of payment, or other activity, regardless of when imposed, of the products to Buyer, or Buyer’s payment therefor. In the event that Seller is required to pay any such Tax directly to the appropriate authority, Buyer will promptly upon demand reimburse Seller for such payments. Buyer will furnish Seller with any exemption or resale certificate or direct payment permit to which Buyer may be entitled and will promptly notify Seller of any change in the validity or scope of the same. Buyer shall not be responsible for any taxes based on income, corporate franchise tax, or license fee of Seller. Buyer shall be responsible for any tax arising from the sale, transfer, or delivery of the Biodiesel to Buyer under this Agreement.

2. Quantity: Buyer shall purchase and receive from Seller and Seller shall sell and deliver to Buyer an amount equal to the Contract Quantity, as specified on the cover page of this Agreement. A purchasing variance of *** plus or minus shall apply to the Monthly Volumes (as defined below) as set forth below (“Purchasing Variance”).

Buyer will designate quantities required at each Designated Location (as defined below) on a monthly basis (the “Monthly Volumes”). The initial schedule of Monthly Volumes is attached as Appendix A. Buyer shall purchase and receive from Seller and Seller shall sell and deliver to Buyer on a ratable basis each month an amount equal to the Monthly Volumes specified for each Designated Location for that month as further specified on Appendix A. A purchasing variance of *** plus or minus shall apply to each of the Monthly Volumes. Buyer may modify Monthly Volumes required at each Designated Location with thirty (30) days prior notice to Seller for good reason, provided that during the Term of this Agreement, the Buyer purchases and receives a total amount each month equal to the Monthly Volumes, plus or minus the Purchasing Variance and provided further that any change in the Monthly Volumes greater than *** is mutually agreed. Good reason shall include, but not be limited to, a sale of a Designated Location. Buyer’s desire to source biodiesel from another party shall not be considered a good reason.

Buyer and Seller acknowledge Buyer has bought and will hold in storage approximately *** gallons of *** biodiesel (“Prebought Biodiesel”), *** gallons purchased from Seller and *** purchased from third parties. Beginning January 1, 2012 the Prebought Biodiesel inventory will begin to be liquidated to satisfy Buyer’s Monthly Volume needs as set forth on Appendix A. *** gallons of the Prebought Biodiesel purchased from Seller will be liquidated as set forth in the 2011 Biodiesel Purchase Agreement Amendment #3 dated November 9, 2011. The remaining *** Prebought Biodiesel, which includes the remaining *** gallons of Prebought Biodiesel purchased from Seller under a separate contract, is held in storage by Buyer and will be liquidated as needed to satisfy the Monthly Volume requirements as set forth on Appendix A during the months of January, February and March. Buyer and Seller anticipate that the Prebought Biodiesel gallons will meet Buyers needs into the beginning of March and Seller and Buyer agree that the Biodiesel to be purchased under this Agreement shall begin in March when needed to meet Buyer’s Monthly Volume requirements.

*** Confidential material redacted and filed separately with the Commission.

Notwithstanding any other provision of this Agreement, Buyer and Seller have agreed that Seller will put into storage an aggregate of *** gallons of the Biodiesel to be purchased under this Agreement during the months of January, February and/or March. At the time of delivery into storage, which shall be at Seller’s election, Buyer agrees to pre-pay Seller for such Biodiesel even though such Biodiesel will not have been delivered to a Designated Location. Buyer agrees to pre-pay Seller for such gallons by bank ACH wire transfer based on weekly invoices with said wire transfer to be made to Seller within *** days after receipt of invoice.

Notwithstanding any other provision of this Agreement, at any time after this Agreement is executed or during the Term of this Agreement and any extensions thereof, in the event Buyer closes a Designated Location(s), ceases operation of a Designated Location(s) or transfers its ownership interest, whether fee or leasehold to a third party, Buyer shall be entitled to transfer the volume associated with said Designated Location(s) to another of Buyers locations, provided that such locations are within *** of Seller’s facilities.

Upon mutual agreement between Buyer and Seller, the Contract Quantity specified on the cover page of this Agreement can be further increased or decreased.

3. Delivery Terms: All sales shall be F.O.B. Buyer’s locations. It is expressly understood that all sales are on a *** basis unless the parties mutual agree otherwise. The “F.O.B. Point” stated in these Terms shall, at a minimum, include the following locations (each, a “Designated Location”):

***

Buyer and Seller may mutually agree to modify, to add to and/or to delete Designated Locations throughout the term of this Agreement. Buyer’s discretion to modify, to add to and/or to delete Designated Locations is limited to Buyer’s locations within the states of ***, ***, ***, ***, ***, and *** and within *** of Seller’s facility located at ***, ***, ***, or *** (“Seller’s Facility”), provided that during the Term of this Agreement, the Buyer purchases and receives a total amount equal to the Contract Quantity, plus or minus ***.

Seller, its agents or subcontractors must be properly licensed, trained, understand and follow Buyer’s policies and procedures regarding fuel delivery, and are familiar with the physical layout, drop sites, underground storage tanks, and ingress and egress routes of the Designated Location(s) before delivery. Seller, its agents or subcontractors agree to work with Buyer in keeping the unloading area clean. Seller, its agents or subcontractors further agree that in the event of a spill that occurs solely as a result of their negligence, they assume any and all cleanup liability related thereto. Buyer may, with good reason and with thirty (30) days notice to Seller, request that Seller replace any agent or subcontractor acting on Seller’s behalf. Good reason shall include safety, environmental and other legitimate operational concerns.

Upon first delivery of Biodiesel under this Agreement at each Designated Location, and unless waived by Buyer, Biodiesel inventory levels at each Designated Location will be managed on a ***, with Biodiesel inventory levels at each Designated Location maintained at a minimum of *** and a maximum of *** of that Designated Location’s Tank capacity, provided that maintaining the minimum inventory levels at each Designated Location does not require Seller to ship more than the applicable Monthly Volumes, plus or minus the ***.

If Seller, its agents or subcontractors fail to deliver or make available (up to the maximum quantity allowed to Buyer under this contract) the volume required by Buyer, by Designated

*** Confidential material redacted and filed separately with the Commission.

Location, such that any or all of Buyer’s Designated Locations run out of Biodiesel for any reason other than force majeure (provided that Seller shall not by such provision be required to ship more than the applicable Monthly Volume for a Designated Location, plus or minus the Purchasing Variance), then Seller shall have breached this Agreement. In addition to such other rights and remedies as may be available to Buyer, Seller shall, within ten (10) days after delivery of reasonable documentation from Buyer *** the *** to *** an *** to *** on a ***, of *** or *** to *** has *** to ***, if any, ***, ***, or *** directly caused by ***. In addition, the applicable Contract Quantity and the applicable Monthly Volume shall be reduced by the quantity of *** or *** sourced by the Buyer.

To the extent Buyer *** to ***, the *** will be *** by *** the *** the ***, at the ***, of the *** and the *** the *** by the Buyer. To the extent *** to *** will be *** by *** the *** the ***, at the ***, of the *** and the *** of the ***, if any *** the *** of *** by the Buyer. To the extent *** a *** for *** or *** (in the event of ***, ***, if any), *** shall *** the *** and *** for *** shall be *** by ***.

The *** will be calculated as the difference between the ***, to which the Buyer would have been entitled if not for the Seller’s breach, and the actual credits received by the Buyer; provided that, it shall be the Buyer’s sole responsibility to evidence, with documentation provided by the ***, the extent of such difference and that such difference arose solely as a consequence of Seller’s breach.

4. Risk of Loss I Title Transfer: Title and risk of loss shall pass to Buyer at the *** transfers into the receiving Tank(s). Buyer will only be responsible for gallons actually delivered by Seller’s truck. Seller agrees that Buyer may (in order of preference) (a) use electronic monitoring systems to track fuel inventory levels and/or (b) cause Seller’s delivery trucks to be weighed on calibrated scales at Buyer’s Designated Locations before and after the Product has been delivered at Buyer’s Designated Locations. Quantities of Product delivered will be deemed to be the amount listed on the Bill of Lading generated by Seller’s Facility or any other Biodiesel facility or terminal; provided however, that in the event that either (a) the gallons shown on the electronic monitoring system installed by Buyer or (b) the gallons calculated from the before/after weight of the truck, is not within *** gallons of the gallons printed on Seller’s Bill of Lading, only those gallons calculated to have been delivered by (a) the electronic monitoring system or (b) the before/after weigh in of the delivery truck shall be deemed to have been delivered to and purchased by Buyer and Seller shall be deemed to have failed to sell and deliver any differences. Any scales and/or electronic monitoring systems used by Buyer will be, in all cases, certified by the relevant government agency, and such certification shall be current at the time of measurement. Seller has the right to inspect and verify the accuracy of the electronic monitoring systems or weigh scales.

Should Buyer desire to utilize its own transportation assets to take delivery ***, Buyer and Seller agree to use good faith efforts to accommodate Buyer. Should Buyer take delivery FOB Seller’s Facilities:

a) Buyer and Seller agree to renegotiate the pricing to reflect Seller’s changed cost of selling on an *** versus a delivered basis.

b) The title and risk of loss shall pass to Buyer as Biodiesel enters the receiving equipment of Buyer’s truck. In the event Buyer elects to take deliveries ***:

c) Buyer is responsible to present suitable trucks for loading and shall comply with all safety and operating procedures applicable to and at Seller’s Facility, and the Quality and Quantity of the goods will be considered final at loading,

d) Buyer may *** with *** provided by Buyer at Seller’s facilities. Seller shall retain title to any vapors or condensate recovered during delivery,

e) Buyer and Seller will need to agree in advance on a schedule for pickup, or other suitable arrangement.

*** Confidential material redacted and filed separately with the Commission.

5.*** Changes:

Notwithstanding anything else to the contrary contained herein, in the event that any *** or *** or *** that *** or *** any *** to the Buyer for the Designated Location(s), Buyer at its sole discretion, may in whole or in part, unilaterally terminate this Agreement for the affected Designated Location(s) (each a “Terminated Location”). Prior to unilaterally terminating this Agreement for the affected Designated Location(s) pursuant to the terms of this paragraph, Buyer and Seller shall meet and discuss alternatives to termination. In the event that Buyer and Seller are not able to agree upon an alternative to termination, all of the parties rights, duties and obligations under this Agreement related to such Terminated Location(s) shall terminate and be of no further force and effect. Buyer may only exercise this right within thirty (30) days of the effective date of the elimination and/or reduction in the credit.

Due to the *** of the *** of the ***, both parties recognize and agree that the future environment over the term of this contract may not reflect the environment as of this date. Therefore, should any *** or *** in a manner that *** or *** (in each party’s sole judgment), Buyer and Seller agree to a good faith effort to renegotiate the terms and conditions of this Agreement to account for such change. Should that renegotiation be unsuccessful, then the disadvantaged party may, at its sole discretion, unilaterally terminate this Agreement for the affected Designated Location(s). In the event a disadvantaged party makes such an election, all of the parties rights, duties and obligations under this Agreement related to such Terminated Location(s) shall terminate and be of no further force and effect ten (10) days after such party provides written notice to the other party that it does not believe in good faith that efforts to renegotiate the Agreement will be successful.

In the event that any ***, or ***, or specifically related to the *** of *** for the ***, Buyer and Seller agree to a good faith effort to renegotiate the terms and conditions of this Agreement to account for such change. Should that renegotiation be unsuccessful, then Buyer at its sole discretion, may in whole or in part, unilaterally terminate this Agreement for the affected Designated Location(s) on sixty (60) days prior written notice. In the event Buyer makes such an election, all of the parties’ rights, duties and obligations under this Agreement related to such Terminated Location(s) shall terminate and be of no further force and effect at the later of the effective date of such taxes or the end of said sixty (60) day notice period.

In the event that any *** or *** or *** any *** or *** that *** or *** the *** of ***, and such *** results in Buyer having to *** already *** with *** for the ***, Buyer may reduce the Contract Quantity by an amount equal to the Buyer’s diesel consumption at the *** times the *** specified by the *** or Buyer and Seller agree to a good faith effort to renegotiate the terms and conditions of this Agreement to account for such change. Should that renegotiation be unsuccessful, then Buyer at its sole discretion, may in whole or in part, unilaterally terminate this Agreement for the affected *** on sixty (60) days prior written notice. In the event Buyer makes such an election, all of the parties rights, duties and obligations under this Agreement related to such Terminated Location(s) shall terminate and be of no further force and effect at the later of the effective date of the Mandate or the end of said sixty (60) day notice period. If such *** the *** of *** that can be ***, *** may reduce the Contract Quantity to *** with the ***. Such reduction(s) in the Contract Quantity will take effect at the later of the effective date of *** days from Seller’s receipt of Buyer’s written notice.

In the event that any *** or *** or *** any *** or *** that *** the ***, the *** or *** of *** or ***, or the *** uses for *** into *** for the Designated Location(s), Buyer and Seller agree to a good faith effort to renegotiate the terms and conditions of this Agreement to account for such change. Should that renegotiation be unsuccessful, then Buyer at its sole discretion, may in whole or in part, unilaterally terminate this Agreement for the affected *** on sixty (60) days prior

*** Confidential material redacted and filed separately with the Commission.

written notice and this Agreement. In the event Buyer makes such an election all of the parties rights, duties and obligations under this Agreement related to such Terminated Location(s) shall terminate and be of no further force and effect at the later of the effective date of *** or the end of said sixty (60) day notice period.

6. Measurement: Quantities delivered to Buyer’s Designated Facilities shall be determined in accordance with Section 4 of this Agreement and the requirements of this Section 6. All volumes for delivery shall be temperature-adjusted to 60°F using built-in temperature compensators or ASTM tables. Either party may require that Biodiesel quantity be determined by a jointly selected, licensed petroleum inspector, whose findings shall be conclusive. Customary inspection costs shall be shared equally, but additional services shall be paid for by the party requesting them. The term “gallon” means a U.S. gallon of 231 cubic inches. All measurements and/or tests shall be made in accordance with the latest standards or guidelines published by ASTM. Objections to measurements, including claims for shortage, for quantities delivered from Seller’s facility must be made to Seller within Sixty (60) calendar days from the date of delivery.

7. Price: Daily prices will be applicable from *** determined from the Product Bill of Lading as Product is loaded from the Seller’s Facility or any other Biodiesel facility or terminal.

The daily price will be:

Previous day, nearby month, *** plus $*** per gallon FOB Buyer’s *** and *** locations for B100 or B99.9. *

*Should the *** be *** for *** and *** to the ***, Seller will reduce the per gallon price of the B100 or the B99.9 by the *** of the *** received by Seller. Should the *** be *** for *** as a ***, Seller will reduce the per gallon price of the B99.9 by the amount of the *** on such gallons.

Regardless of whether the *** is moved to the *** or remains as a ***, if the *** is *** after *** with a ***, Buyer and Seller agree to *** the *** of the *** from the *** of the ***, but agree *** receives *** of the *** as of *** of *** and ***.

The last reported *** price will be used for weekends, holidays, or other such times that *** does not publish a value.

Due to the uncertain status of the liquidity of the *** over the *** of ***, both parties acknowledge that an alternate pricing index may be needed. If either party determines in good faith that the *** no longer provides liquidity, it shall so notify the other party and Buyer and Seller agree to convert the price in this Agreement contract effective upon a mutually determined date from the *** to ***. Upon the effective date of this agreed upon change, the basis adjustment shall change from plus $*** to $*** plus or minus *** difference between the *** during *** over the time remaining in the contract.

Should *** no longer publish the *** or should the market for fuel traded on this index become illiquid, the parties shall agree to a new index and basis adjustment.

8. Payment Terms:

(a) Buyer agrees to pay Seller by bank ACH wire transfer based on weekly invoices with said wire transfer to be made to Seller within *** days after receipt of invoice. Buyer shall pay for Net gallons delivered as determined in accordance with Sections 4 and 6 hereof. Buyer shall pay

*** Confidential material redacted and filed separately with the Commission.

Seller for delivered product(s) in U.S. dollars without any adjustments, discounts, or setoffs, on or before the due date. All past due payments hereunder shall bear interest from the date due until the date paid at the rate of *** per month or at the maximum rate authorized by law, whichever is less. Accounts that are past due will be ineligible for applicable allowance, deductions, or discounts, if any. In addition to all other rights and remedies, Seller shall have the right to suspend, cancel or terminate this Agreement if Buyer does not pay all amounts due to Seller in accordance with the terms of this Agreement.

(b) In addition to all other rights and remedies, in the event of either party’s default respecting any provision of this Agreement, the non-defaulting party may offset any damages arising therefrom, including, without limitation, withholding payment, delivery or acceptance of product, material or services, relating to any and all agreements or transactions with the defaulting party.

9. Compliance With Laws: Each of Seller and Buyer will make commercially reasonable efforts to ensure that it and its employees, contractors, carriers, and agents shall comply with all laws, regulations, and standards applicable to the manufacture, storage, sale, transportation, and disposition of Biodiesel.

10. Safety and Health: Seller is required to furnish Buyer with a complete Material Safety Data Sheet and other information about the safety and health aspects of Biodiesel prior to the first delivery and shall provide current and updated Material Safety Data Sheets to Buyer during the term of this Agreement.

11. Warranty of Title: Seller warrants that it has good title to the Biodiesel sold and delivered hereunder, free of all liens, charges, encumbrances, pledges or security interests. Seller warrants the Biodiesel is free of any claims of infringement of any patent, copyright or misappropriation of any confidential information or trade secret of other parties. THIS WARRANTY AND THE WARRANTY IN SECTION 12 ARE THE SOLE WARRANTIES MADE BY SELLER AND ARE IN LIEU OF ALL OTHER EXPRESS OR IMPLIED WARRANTIES.

12. Warranty of Quality: Seller represents and warrants that all Biodiesel supplied to the Buyer’s point of title transfer complies with the most current version of ASTM D-6751 Standard Specification for Fatty Acid Methyl Ester (FAME) B100 for use in compression ignition (diesel) engines (excluding the Appendixes), or in the case of B99.9, complied when it was B100 immediately prior to blending to B99.9. Seller further represents and warrants that the Biodiesel sold and delivered hereunder complies both with Sections 6426(c), 6427(e) and 40 A of the Internal Revenue Code and the most current quality assurance standard observed by the National Biodiesel Board or its successor, or in the case of B99.9, complied when it was B100 immediately prior to blending to B99.9. Seller represents and warrants that the biodiesel is merchantable and fit for blending into petroleum diesel for on-road consumption.

Seller will, at Buyer’s option and at Seller’s cost (including, but not limited to, laboratory costs, shipping, and handling), submit sufficient samples of Biodiesel to an independent third party laboratory of Buyer’s choosing for quality assurance testing that the Biodiesel meets all specifications described in the Warranty of Quality.

Seller will, at Buyer’s option and at Seller’s cost (including expense of return and re-delivery), remedy the defect in, replace, or refund the purchase price of, any Biodiesel that fails to meet this warranty.

*** Confidential material redacted and filed separately with the Commission.

Seller additionally represents and warrants that any Biodiesel sold to Buyer during the months of ***, ***, *** will have a maximum cloud point of ***; and during the months of ***, *** and *** a maximum cloud point of ***. If Buyer, after handling the Biodiesel in conformance with industry practices, experiences any problems with Biodiesel blending resulting from cold weather situations, both parties agree to work together to resolve the issue. With written agreement, Buyer and Seller may agree to waive this cloud point requirement if weather conditions and/or other factors allow.

Seller will be BQ9000 compliant, or diligently pursuing compliance, during the term of this contract.

13. Biodiesel Certification: Seller shall provide Buyer a Biodiesel Certificate of Analysis (“CoA”) for each shipment setting forth at least the following data: Biodiesel source; lab ID; date of lab receipt, date of analysis; test results for the requirement that the Biodiesel meet the most recent ASTM D-6751 Standard Specification for Fatty Acid Methyl Ester (FAME) B100 for use in compression ignition (diesel) engines.

Seller shall provide Buyer at the ***, documentation for each load uniquely referencing the CoA applicable to that load and stating: “Fatty Acid Methyl Ester (FAME) B100 containing a minimum 96.5% methyl ester by weight and meeting all applicable ASTM specifications” or “B99.9, made from Fatty Acid Methyl Ester (FAME) B100 containing a minimum 96.5% methyl ester by weight and meeting all applicable ASTM specifications and 0.1% ULSD.

In accordance with EPA’s RFS regulations at *** shall *** to at *** and ***, but *** than *** to *** for each *** of *** by *** at the *** of the *** is *** to ***. All such *** shall be for the *** in which *** was *** to ***, shall be *** with a *** of ***, and shall be *** via a *** that is *** with ***.

Seller represents and warrants that:

a)	The *** were *** and *** into the *** between *** and *** under the *** of the *** and Seller has the right to *** pursuant to the ***; and

b)	Seller has *** and *** to the *** and *** are *** and *** of any *** or *** Seller, and

c)	The *** have not been previously *** for *** by an *** or ***; and

d)	Seller has complied with all applicable requirements of *** and *** with regard to the *** and the *** of the ***.

In the event that Seller breaches any of the warranties contained herein (creating a ***), Seller shall *** (at Seller’s own cost and expense), the *** with a *** of *** and *** within 30 days of *** of the ***.

14. Force Majeure: Neither party shall be liable to the other for any delay or failure in performance to the extent that it is caused by circumstances beyond its reasonable control, or by fire; explosion; flood; earthquake; storm; act of God; sabotage or vandalism; strike or other labor disturbance (neither Seller nor Buyer shall be required to settle a labor dispute or take an action that might involve it in a labor dispute); interruption of utility services; or compliance with any law, regulation or order (regardless of validity) of any governmental or military authority (“Force Majeure Event”); provided however, that notwithstanding the forgoing, a failure to make payments accrued prior to a Force Majeure Event when due shall not be excused. *** of *** or *** is not a Force Majeure Event. In the event of a Seller Force Majeure Event, nothing contained in this Agreement

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shall be construed to require Seller to produce or acquire Biodiesel from facilities other than Seller’s Facility.

15. Indemnity: Seller shall indemnify, defend and hold harmless Buyer and its employees and agents (“Buyer Indemnitees”) against any loss, claim, liability (actual or alleged), fine, or expense (including consequential, incidental, lost profits, or punitive damages, and further to include court costs, attorney fees, and litigation expenses)(“Damages”), of any kind (including those based in tort, warranty, or strict liability), to the extent asserted by a third party against the Buyer Indemnitees and arising out of, or in connection with any failure of Seller to comply with this Agreement, or any act or failure to act by Seller in the handling, storage, transportation, or sale of Biodiesel purchased under the Agreement. In responding to such third-party claims, if Seller has acknowledged in writing its obligation to indemnify Buyer Indemnitees from any such Damages, Seller may select an attorney and may enter into any settlement without affecting this obligation.

Likewise, Buyer shall indemnify, defend and hold harmless Seller and its employees and agents (“Seller Indemnitees”) against any Damages, of any kind (including those based in tort, warranty, or strict liability), to the extent asserted by a third party against the Seller Indemnitees and arising out of, or in connection with any failure of Buyer to comply with this Agreement, or any act or failure to act by Buyer in the handling, storage, transportation, or sale of Biodiesel purchased under the Agreement. In responding to any third-party claims, if Buyer has acknowledged in writing its obligation to indemnify Seller Indemnitees from any such Damages, Buyer may select an attorney and may enter into any settlement without affecting this obligation.

16. Limitation of Liability: Subject to the obligations of Section 3, Section 14, and Section 15, neither party shall be liable to the other for consequential, incidental, lost profits, or punitive damages arising out of any breach of this Agreement or for any other reason.

17. Default and Termination: Either party may terminate the Agreement in the event of a material default by the other party that is not cured within thirty (30) days after notice of default is given. Upon giving of such notice to the defaulting party, the non-defaulting party may defer shipments or receipt of deliveries until default is cured by the defaulting party. The right to terminate is in addition to any other remedy that may be available. A waiver of a default in one instance does not extend to any subsequent default. Termination of this Agreement shall not relieve Buyer from payment for all Product delivered prior to such termination. In the event of termination of this Agreement, Buyer shall have no further obligation to take Product pursuant to this Agreement and Seller shall have no further obligation to sell or deliver Product pursuant to this Agreement. Notwithstanding any other provision in this Section 17 or this Agreement, if a specific damage remedy for a default is provided under this Agreement (including without limitation, Section 3) and such damages are timely paid by the defaulting party, then such payment shall constitute cure of the default for the purposes of this Section 17 and the non-defaulting party shall not have the right to terminate this Agreement for such default.

19. ***: Both parties shall make all necessary reasonable efforts to ensure that the *** is fully available to the *** of the fuel. However, Seller makes no *** regarding whether *** will ultimately *** the ***.

20. Governing Law: The purchase of Biodiesel by Buyer, and the Agreement, shall be governed by Tennessee law, excluding its conflict of laws provisions and excluding the United Nations Convention on Contracts for the International Sales of Goods.

21. Survivorship: Seller’s obligations in Sections 1, 8, 11, 13, 15, 16, and 19 above shall survive termination of the Agreement. Buyer’s obligations in Sections 1, 8, 15, 16 and 19 above

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shall survive termination of the Agreement.

22. Enforceability: The invalidity or unenforceability of any part of the Agreement shall not affect the validity or enforceability of its remaining provisions.

23. Anti-Waiver: The right of either party to require strict performance by the other of any and/or all the obligations imposed upon the other by the Agreement shall not in any way be affected by any previous waiver, forbearance or course of dealing.

24. Merger: The Agreement contains the entire agreement of the parties with respect to its subject matter.

25. Assignment: The Agreement, and any rights or duties under it may not be assigned or delegated by operation of law or otherwise by Seller or Buyer without the prior written consent of the other, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Seller shall be permitted to assign its rights and/or obligations under the Agreement without the prior consent of Buyer (a) to another entity, or to Seller’s affiliate or successor (collectively herein “Assignee”), if such Assignee expressly assumes all obligations not otherwise remaining with Seller hereunder, and Seller nonetheless remains responsible hereunder, and (b) to any lender as collateral security for any indebtedness of Seller to such lender, provided, however, that any further assignment by Seller’s lender requires the prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed. Any attempted assignment or delegation in violation of this Section 25 shall be void.

26. Notice Requirement: Any claim or notice required by the Agreement to be given shall be in writing and shall be sent by either (a) certified mail return receipt requested; (b) by a national overnight courier service to the address specified on page one of the Biodiesel Purchase Agreement to which these terms are attached; or (c) by facsimile to the number specified on page one of the Biodiesel Purchase Agreement to which these terms are attached followed within five business days by a copy delivered by certified mail return receipt requested or by national overnight courier service.

27. Modification: Both parties agree that no proposals, amendments, modifications, purchase orders, other writings or actions will modify the terms of this Agreement unless they are in writing and are signed by authorized representatives of both parties.

28. Buyer’s Quality Initiative: Seller shall use commercially reasonable efforts to ensure that Seller’s employees, contractors, carriers, and agents reasonably cooperate with Buyer’s reasonable product quality initiatives, including completion of Buyer’s survey questionnaires and granting Buyer permission to conduct reasonable periodic on-site auditing upon reasonable prior notice of the manufacturing, storage, sampling, testing, inspection, loading, and transportation processes; provided that prior to the event of such on-site auditing Buyer agrees to be bound by such confidentiality provisions as are requested by Seller.

29.***: Effective as of the date of this Agreement, and through the end of its Term, in the event that *** to an *** in a *** at a *** to *** than the *** to the *** as provided herein, then *** shall *** the *** to the *** to *** any such ***. The *** of the *** shall be effective as of the date that the *** was *** for the ***, and shall be effective for the *** to be *** within the *** for which the *** is *** for the ***.

An “***,” as that term is used here, is defined as a *** within the states of *** or ***.

*** Confidential material redacted and filed separately with the Commission.

A “***,” as that term is used here, is defined as a *** within the *** of a *** between the *** and a single *** taken as a whole; involving not less than *** for *** within a ***; for the same *** as those specified in ***, or portions thereof; for delivery within the states of *** or ***; and with *** and *** to those ***.

The *** shall be *** on the basis of *** by *** to an *** in a ***, on the *** at which the *** was concluded.

Should Buyer desire an inspection or audit to determine compliance with provisions of this Section 29, Buyer shall nonetheless not be entitled to review any information which relates to the confidential information of a third party. With respect to such information the Buyer shall have the right, subject to the terms of this Section 29, to engage an independent auditor to perform such inspection that is otherwise permitted hereunder (such independent auditor agreeing to sign an appropriate agreement to hold such information confidential). Alternatively, at Buyer’s option, the Buyer may seek the verification and certification of compliance contemplated above from Seller’s independent auditors.

The expense of any such inspection or audit shall be borne by the Buyer, unless the need for a material correction in the premium to be charged to the Buyer results, in which case the reasonable expense of such inspection or audit shall be borne by the Seller whose books and records are being audited.

30. Miscellaneous: If Buyer designates a third party location for delivery in accordance with the terms of this Agreement, Seller shall use reasonable commercial efforts to ensure that its transport carriers, contractors, and agents execute and comply with third party’s access, loading/unloading, receipt and/or delivery procedures. Seller shall use reasonable commercial efforts to ensure that all Seller’s employees, contractors, and agents comply with all reasonable rules and guidelines established by Buyer from time to time, including applicable safety rules and its Drug, Alcohol, And Firearm Policy which prohibits possession, use, consumption, distribution or sale of drugs, drug paraphernalia, alcohol, firearms, ammunition or other weapons upon Buyer’s premises.

31. Carbon Credits: *** shall retain title to any and all carbon credits associated with the Biodiesel sold pursuant to this Agreement.

END OF DOCUMENT-NO SIGNATURE REQUIRED.

*** Confidential material redacted and filed separately with the Commission.

Appendix A

Biodiesel Gallons 2012

Store/Location	Jan	Feb	Mar	Apr	May	Jun	July	Aug	Sep	Oct	Nov	Dec	Total

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